EXHIBIT 2.2

              PLAN OF MERGER DATED AS OF ________, 1997
                     BETWEEN PREMIER BANK AND
                      PREMIER INTERIM BANK --
             INCORPORATED HEREIN BY REFERENCE AND FILED
            AS EXHIBIT B TO THE PROXY STATEMENT/PROSPECTUS
               INCLUDED IN THIS REGISTRATION STATEMENT.